UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

Carolina Trust BancShares, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-55683	81-2019652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 735-1104

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 16, 2016, Carolina Trust BancShares, Inc. issued a press release announcing that its subsidiary bank has redeemed all 2,600 shares of its outstanding fixed rate non-cumulative perpetual preferred stock at par plus accrued dividends. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated December 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA TRUST BANCSHARES, INC.

Date: December 16, 2016	By:	/s/ Edwin E. Laws
Edwin E. Laws
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated December 16, 2016